Business Combination	12 Months Ended
Dec. 31, 2021
Business Combinations [Abstract]
BUSINESS COMBINATION

17. BUSINESS COMBINATION

2019 Acquisition

On April 26, 2019 (the “Acquisition Date”), the Group through its PRC subsidiary acquired 100% of the equity interests in Chindata Xiamen, a PRC company, to further develop the Group’s IDC colocation services. Details of the purchase consideration on the Acquisition Date are as follows:

RMB
Cash consideration	2,785,820
Contingent receivable	(13,503)
2,772,317

Pursuant to the acquisition agreement, the Group has an enforceable right to the return of previously transferred consideration of up to RMB48,000 in aggregate, if certain predetermined performance targets are not achieved by Chindata Xiamen during 2019 and 2020, respectively. The Group determined the fair value of the contingent receivable on the Acquisition Date, and as of December 31, 2019 and December 31, 2020 with the assistance of an independent appraiser. During the years ended December 31, 2019, 2020 and 2021, a remeasurement gain of RMB1,127, RMB7,762 and RMB5,884(US$923), respectively, was recognized through profit or loss. In 2021, the Group settles the contingent receivable with the amount of RMB19,493(US$3,059).

The acquisition was accounted for as a business combination. Goodwill recognized represents the expected synergies from integrating Chindata Xiamen’s operations with the Group’s existing IDC colocation services, and is not tax deductible. The purchase price allocation for the acquisition is based on a valuation determined by the Group with the assistance of an independent appraiser. The following table summarizes the fair values of the assets acquired and liabilities assumed on the Acquisition Date:

RMB
Purchase consideration	2,772,317
Less:
Cash and cash equivalents	892,009
Restricted cash	14,771
Other current assets	304,495
Property and equipment, net	1,591,412
Customer relationships	372,025
Operating lease right-of-use assets	392,286
Other non-current assets	113,038
Other current liabilities	(670,648)
Deferred tax liabilities	(116,019)
Other non-current liabilities	(587,372)
Goodwill	466,320

17. BUSINESS COMBINATION (Continued)

Identifiable intangible assets acquired are customer relationships, which was valued using a relief from royalty approach and has an estimated remaining useful life of approximately 10 years.

The unaudited pro forma revenue and pro forma net loss attributable to the Company was RMB1,098,383 and RMB141,745, respectively for the year ended December 31, 2019 giving effect to the acquisition as if it had occurred at January 1, 2018.

2020 Acquisition

On November 1, 2020(the “2020 Acquisition Date”), the Group completed its acquisition of 100% equity interest of Huailai Huizhi Construction Co., Ltd. (“Huizhi”) for purchase consideration of RMB39,612, to enhance its data center construction expertise to generate cost savings for colocation services.

The acquisition was accounted for as a business combination. Goodwill recognized represents the expected synergies from integrating Huizhi’s operation with the Group’s existing IDC colocation services, and is not tax deductible. The purchase price allocation for the acquisition is based on a valuation determined by the Group with the assistance of an independent appraiser. The following table summarizes the fair values of the assets acquired and liabilities assumed on the 2020 Acquisition Date:

RMB
Purchase consideration	39,612
Settlement of accounts payable due to Huizhi	(174,695)
Total purchase consideration	(135,083)
Less:
Cash and cash equivalents	16,008
Other current assets	24,085
Property and equipment, net	641
Other non-current assets	1,022
Current liabilities	(183,402)
Goodwill	6,563

The actual results of operations after the Acquisition Date and pro-forma results of operations for this acquisition have not been presented because the effects of this acquisition were insignificant after elimination of the transactions between the Group and Huizhi.